Exhibit 10.64

EXECUTION VERSION

EXTENSION AGREEMENT

NO. 2

AGREEMENT (the “Agreement”), dated as of May 28, 2014, by and among (i) EQUINIX SOUTH AMERICA HOLDINGS, LLC, a limited liability company duly organized under the laws of the State of Delaware, United States of America, with headquarters at One Lagoon Drive, 4th Floor, Redwood City, California, United States of America 94065 (“Equinix”); (ii) RW BRASIL FUNDO DE INVESTIMENTO EM PARTICIPAÇÕES, a fundo de investimento em participações, duly organized under the laws of the Federative Republic of Brazil, enrolled before the National Register of Legal Entities (CNPJ/MF) under No. 13.417.743/0001-03, with headquarters at Avenida Presidente Juscelino Kubitschek No. 2041, E 2235, Bloco A (part), Vila Olímpia, City and State of São Paulo (“RW FIP”); (iii) SIDNEY VICTOR DA COSTA BREYER, Brazilian, married, bearer of identity card No. 94.1.02540-4, enrolled before the Taxpayer Registry (CPF/MF) under No. 991.213.877-53, resident and domiciled in the City and State of Rio de Janeiro, at Rua Voluntários da Pátria No. 360, Botafogo (“Sidney”); (iv) ANTONIO EDUARDO ZAGO DE CARVALHO, Brazilian, married, bearer of identity card No. 19.251.683-8, enrolled before the Taxpayer Registry (CPF/MF) under No. 167.980.348-45, resident and domiciled in the City and State of Rio de Janeiro, at Rua Voluntários da

ACORDO DE PRORROGAÇÃO

Nº. 2

ACORDO (o “Acordo”), datado de 28 de Maio de 2014, por e entre (i) EQUINIX SOUTH AMERICA HOLDINGS, LLC, sociedade empresária limitada devidamente constituída sob as leis do Estado de Delaware, Estados Unidos da América, com sede na One Lagoon Drive, 4º andar, Cidade de Redwood, Califórnia, Estados Unicos da América, CEP 94065 (“Equinix”); (ii) RW BRASIL FUNDO DE INVESTIMENTO EM PARTICIPAÇÕES, fundo de investimento em participações, devidamente constituído sob as leis da República Federativa do Brasil, registrada perante o Cadastro Nacional de Pessoas Jurídicas (CNPJ/MF) sob o nº 13.417.743/0001-03, com sede na Avenida Presidente Juscelino Kubitschek nº 2041, E 2235, Bloco A (parte), Vila Olímpia, Cidade e Estado de São Paulo (“RW FIP”); (iii) SIDNEY VICTOR DA COSTA BREYER, brasileiro, casado, portador da carteira de identidade nº 94.1.02540-4, registrado perante o Cadastro Nacional de Pessoas Físicas (CPF/MF) sob o nº 991.213.877-53, residente e domiciliado na Cidade e Estado do Rio de Janeiro, na Rua Voluntários da Pátria, nº 360, Botafogo (“Sidney”); (iv) ANTONIO EDUARDO ZAGO DE CARVALHO, brasileiro, casado, portador da carteira de identidade nº 19.251.683-8, registrado perante o Cadastro Nacional de Pessoas Físicas (CPF/MF) sob o nº 167.980.348-45, residente e

Pátria No. 360, Botafogo (“Eduardo” and jointly with Sidney, the “Management Shareholders”); as intervening party, (v) ALOG SOLUÇÕES DE TECNOLOGIA EM INFORMÁTICA S.A., a sociedade anônima duly organized under the laws of the Federative Republic of Brazil, enrolled before the National Register of Legal Entities (CNPJ/MF) under No. 03.672.254/0001-44, with headquarters in the City and State of São Paulo, at Rua Doutor Miguel Couto No. 58, 5th floor (the “Company”); (vi) EQUINIX, INC., a company duly organized under the laws of the State of Delaware, United States of America, with headquarters at One Lagoon Drive, 4th Floor, Redwood City, California, United States of America 94065; (vii) RIVERWOOD CAPITAL L.P., an exempted limited partnership, duly organized under the laws of the Cayman Islands, with headquarters at P.O. Box 309, Ugland House, Grand Cayman, Cayman Islands KY1-1104; (viii) RIVERWOOD CAPITAL PARTNERS L.P., an exempted limited partnership, duly organized under the laws of the Cayman Islands, with headquarters at P.O. Box 309, Ugland House, Grand Cayman, Cayman Islands KY1-1104; (ix) RIVERWOOD CAPITAL PARTNERS (PARALLEL – A) L.P., an exempted limited partnership, duly organized under the laws of the Cayman Islands, with headquarters at P.O. Box 309, Ugland House, Grand Cayman, Cayman Islands KY1-1104; and (x) RIVERWOOD CAPITAL PARTNERS (PARALLEL – B) L.P., an exempted limited partnership, duly organized under the laws of the Cayman Islands, with headquarters at P.O. Box 309, Ugland House, Grand Cayman, Cayman Islands KY1-1104 (together, the “Parties”).	domiciliado na Cidade e Estado do Rio de Janeiro, na Rua Voluntários da Pátria, nº 360, Botafogo (“Eduardo” e, em conjunto com Sidney, os “Acionistas Administradores”); como parte interveniente anuente, (v) ALOG SOLUÇÕES DE TECNOLOGIA EM INFORMÁTICA S.A., sociedade anônima devidamente constituído sob as leis da República Federativa do Brasil, registrada perante o Cadastro Nacional de Pessoas Jurídicas (CNPJ/MF) sob o nº 03.672.254/0001-44, com sede na Cidade e Estado de São Paulo, na Rua Doutor Miguel Couto, nº 58, 5º andar (a “Companhia”); (vi) EQUINIX, INC., sociedade devidamente constituída sob as leis do Estado de Delaware, Estados Unidos da América, com sede na One Lagoon Drive, 4º andar, Cidade de Redwood, Califórnia, Estados Unidos da América, CEP 94065; (vii) RIVERWOOD CAPITAL L.P., uma exempted limited partnership, devidamente constituída sob as leis das Ilhas Cayman, com sede na P.O. Box 309, Ugland House, Grand Cayman, Ilhas Cayman, KY1-1104; (viii) RIVERWOOD CAPITAL PARTNERS L.P., uma exempted limited partnership, devidamente constituída sob as leis das Ilhas Cayman, com sede na P.O. Box 309, Ugland House, Grand Cayman, Ilhas Cayman, KY1-1104; (ix) RIVERWOOD CAPITAL PARTNERS (PARALLEL – A) L.P., uma exempted limited partnership, devidamente constituída sob as leis das Ilhas Cayman, com sede na P.O. Box 309, Ugland House, Grand Cayman, Ilhas Cayman, KY1-1104; e (x) RIVERWOOD CAPITAL PARTNERS (PARALLEL – B) L.P., uma exempted limited partnership, devidamente constituída sob as leis das Ilhas Cayman, com sede na P.O. Box 309, Ugland House, Grand Cayman, Ilhas Cayman, KY1-1104 (em conjunto, as “Partes”).

W I T N E S S E T H

WHEREAS, the Parties entered into a shareholders’ agreement dated October 31, 2012 (the “Shareholders’ Agreement”) to govern certain of the rights, duties and obligations of the shareholders of the Company.

CONSIDERANDOS

CONSIDERANDO QUE as Partes celebraram um acordo de acionistas datado de 31 de outubro de 2012 (o “Acordo de Acionistas”) de forma a governar determinados direitos, deveres e obrigações dos acionistas da Companhia.

WHEREAS, the Parties entered into an Extension Agreement (“Extension Agreement No. 1”) dated as of April 29, 2014 to extend the Option Exercise Period (as defined in the Shareholders’ Agreement) for 2014 to May 31, 2014.	CONSIDERANDO QUE, as Partes celebraram um Acordo de Prorrogação (“Acordo de Prorrogação Nº. 1”) datado de 29 de Abril de 2014, de forma a estender o Prazo de Exercício da Opção (conforme definido no Acordo de Acionistas) de 30 de Abril de 2014 para 31 Maio de 2014.

WHEREAS, the Parties wish to further extend the Option Exercise Period for 2014.	CONSIDERANDO QUE as Partes desejam novamente prorrogar o Período de Exercício da Opção para 2014.

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements hereinafter set forth, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each Party, the Parties agree as follows:	RESOLVEM, tendo em vista o disposto acima e o mútuo acordo adiante estabelecido, e por outra retribuição, o recebimento e suficiência dos quais são reconhecidos por cada Parte, as Partes acordam com o que segue:

1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Shareholders’ Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to

1. Definições. Termos aqui utilizados, iniciados em letra maiúscula e não definidos de outra forma terão os significados a eles atribuídos no Acordo de Acionistas. Cada referência a “deste instrumento”, “abaixo”, “aqui” e “por meio deste” e cada outra referência semelhante e cada referência

“this Agreement” and each other similar reference contained in the Shareholders’ Agreement shall from and after the date hereof refer to the Shareholders’ Agreement as amended hereby.	a “este Acordo” e cada outra referência semelhante contido no Acordo de Acionistas deverão, a partir e após a presente data, se referirem ao Acordo de Acionistas, conforme aqui alterado.

2. Amendments to Section 1.01. The definition of “Option Exercise Period” in Section 1.01 of the Shareholders Agreement, as amended by Extension Agreement No. 1, is hereby amended by replacing it in its entirety with the following:

2. Alterações à Seção 1.01. A definição de “Período de Exercício da Opção” na Seção 1.01 do Acordo de Acionistas, conforme aditado pelo Acordo de Prorrogação Nº 1, é aqui alterado, substituindo-o em sua totalidade com o que segue:

“Option Exercise Period” means (i) the period beginning on April 1 and ending on June 15 of 2014 and (ii) the period beginning on April 1 and ending on April 30 of each of 2015 and 2016.

“Período de Exercício da Opção” significa (i) o período que se inicia em 01 de abril e termina em 15 de junho de 2014, e (ii) o período que se inicia em 01 de abril e termina em 30 de abril de cada um dos anos de 2015 e 2016.

3. Continuing Effect of Shareholders’ Agreement. The Parties hereby agree that the Shareholders’ Agreement shall otherwise continue in full force and effect on the terms set forth therein.	3. Sobrevivência do Acordo de Acionistas. As Partes acordam que o Acordo de Acionistas deverão continuar em pleno vigor e efeito nos termos ali previstos.

4. Miscellaneous Provisions. The provisions of Article 8 of the Shareholders’ Agreement shall apply to this Agreement mutatis mutandis.	4. Disposições Gerais. As previsões do Artigo 8 do Acordo de Acionistas serão aplicáveis a este Acordo mutatis mutandis.

IN WITNESS WHEREOF, the Parties have executed, or caused this Agreement to be duly executed by their respective authorized officers, as of the day and year first above written.	EM TESTEMUNHO DE QUE, as Partes celebraram, ou fizeram com que este Acordo fosse celebrado pelos seus respectivos diretores autorizados, no dia e ano acima mencionado.

EQUINIX SOUTH AMERICA HOLDINGS, LLC

By:	/s/ Mark Adams

	Name:	Mark Adams

Title:

RW BRASIL FUNDO DE INVESTIMENTO EM PARTICIPAÇÕES

By:	/s/ Adriano S. Amorim

	Name:	Adriano S. Amorim

	Title:	Administracao Fiduciario

SYDNEY VICTOR DA COSTA BREYER

By:	/s/ Sydney Victor da Costa Breyer

	Print:	Sydney Victor Da Costa Breyer

ANTONIO EDUARDO ZAGO DE CARVALHO

By:	/s/ Antonio Eduardo Zago de Carvalho

	Print:	Antonio Eduardo Zago De Carvalho

ALOG-02 SOLUÇÕES DE TECNOLOGIA EM INFORMÁTICA S.A.

By:	/s/ Eduardo Carvalho

	Name:	Eduardo Carvalho

	Title:	Presidente Alog Data Centers

ALOG-02 SOLUÇÕES DE TECNOLOGIA EM INFORMÁTICA S.A.

By:	/s/ Marcelo J. Silva

	Name:	Marcelo J. Silva

	Title:	Director Financeiro

EQUINIX, INC.

By:	/s/ Mark Adams

	Name:	Mark Adams

Title:

RIVERWOOD CAPITAL L.P.
By:	Riverwood Capital GP Ltd., its general partner

By:	/s/ Chris Vanelas

	Name:	Chris Vanelas

	Title:	Director

RIVERWOOD CAPITAL PARTNERS L.P.
By:	Riverwood Capital L.P., its general partner
By:	Riverwood Capital GP Ltd., its general partner

By:	/s/ Chris Vanelas

	Name:	Chris Vanelas

	Title:	Director

RIVERWOOD CAPITAL PARTNERS (PARALLEL – A) L.P.
By:	Riverwood Capital L.P., its general partner
By:	Riverwood Capital GP Ltd., its general partner

By:	/s/ Chris Vanelas

	Name:	Chris Vanelas

	Title:	Director

RIVERWOOD CAPITAL PARTNERS (PARALLEL – B) L.P.
By:	Riverwood Capital L.P., its general partner
By:	Riverwood Capital GP Ltd., its general partner

By:	/s/ Chris Vanelas

	Name:	Chris Vanelas

	Title:	Director